Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven:
Leaders Outlook Series II/IIR/III

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven:
Leaders Outlook Series II/IIR/III

Supplement dated July 6, 2023 to the variable annuity prospectus and updating summary prospectus dated May 1, 2023
This contract was previously sold under various marketing names depending on which distribution partner sold the product and/or when the contract was sold. These marketing names include: Leaders Outlook Series II/IIR/III, Nations Outlook Variable Annuity Series II/IIR, Huntington Leaders Outlook Series II/IIR/III, Classic Leaders Outlook Series II/IIR/III, Leaders Select Outlook and Select Leaders Outlook Series III.
ATTENTION: This update only impacts the following contract: Nations Outlook Variable Annuity Series II/IIR
# # #
The Board of Directors of Columbia Fund Variable Insurance Trust (the Trust) has approved the re-opening of Columbia Variable Portfolio - Small Company Growth Fund, a series of the Trust, on or about July 31, 2023.
Therefore, in Appendix A - Funds Available Under the Contract: the following fund information is updated as follows:

Fund and Adviser/Subadviser	Current Expenses
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Adviser: Columbia Management Investment Advisers, LLC	0.85%*

This supplement should be retained for future reference.

HV-8008